ADVANCED SERIES TRUST

AST FI Pyramis® Asset Allocation Portfolio

Supplement dated June 11, 2012 to the
Prospectus and Statement of Additional Information dated April 30, 2012

Effective immediately , Mark Friebel will no longer serve as Portfolio Manager to the AST FI Pyramis® Asset Allocation Portfolio (the “Portfolio”). To reflect this change, all references to Mr. Friebel in the Portfolio’s Prospectus and Statement of Additional Information (“SAI”) are hereby deleted. Geoffrey Stein now serves as Portfolio Manager to the Portfolio. To reflect the addition of Mr. Stein, the following changes are hereby made to the Prospectus and SAI.

I.	The table under the heading Summary: AST FI Pyramis® Asset Allocation Portfolio /Management of the Portfolio is hereby supplemented with the following information:

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pyramis Global Advisors, LLC, a unit of Fidelity Investments	Geoffrey Stein	Portfolio Manager	June 2012
AST Investment Services, Inc.

II.	Under the heading How the Fund Is Managed /Portfolio Managers/ AST FI Pyramis® Asset Allocation Portfolio, the following paragraph is added:

Geoffrey Stein is the portfolio manager for AST FI Pyramis Asset Allocation Portfolio. Geoff joined Fidelity in 1994 and before joining the Global Asset Allocation division, he served, most recently, as a senior vice president of Fidelity’s Strategic Advisers, Inc. (SAI). There, he acted as chief investment officer for the Fidelity Charitable Gift Fund (CGF), a donor-advised fund. Working with the CGF Board of Trustees Investment Committee, he directed the investment management process for all CGF investment pools. Previously at SAI, Geoff was director of Portfolio Management, overseeing asset allocation strategy, mutual fund selection and portfolio construction in discretionary managed account programs. Before joining SAI, he was director of the Portfolio Analysis Group for Fidelity, responsible for analyzing and communicating equity fund investment performance and strategies for senior management, institutional clients and retail shareholders. Prior to Fidelity, Geoff was director of Client Service for Jacobs Levy Equity Management and a senior consultant at Cambridge Associates where he provided asset allocation advice and performance analysis to endowments, foundations and large family trusts. Geoff received his bachelor of arts degree in economics, magna cum laude, from Yale University in 1984 and an MBA from the Stanford University Graduate School of Business in 1988. He is a Chartered Financial Analyst charterholder.

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III.	The table under the heading Part I/Portfolio Managers: Other Accounts/AST FI Pyramis® Asset Allocation Portfolio is hereby supplemented with the following information:

AST FI Pyramis® Asset Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies (millions)	Other Pooled Investment Vehicles (millions)	Other Accounts (millions)	Ownership of Fund Securities
Pyramis Global Advisors, LLC	Geoffrey Stein	13/$18,786 2/$2,357	1/$106	32/$21,131	None

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